UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                      March 1, 2007

TEXADA VENTURES INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51563 (Commission File Number)	98-0431245 (IRS Employer Identification No.)

720-990 West Broadway, Vancouver, British Columbia (Address of Principal Executive Offices)	V5Z 1K5 (Zip Code)

(604) 562-6915
(Registrant’s Telephone Number, Including Area Code)

(Former name or Former Address, if Changed Since Last Report)

Item 4.01.    Change in Registrant’s Certifying Accountant

Effective on or about March 1, 2007, the registrant terminated the services of our principal independent auditor, Telford Sadovnick, P.L.L.C., Chartered Accountants of Bellingham, Washington (the “Former Accountant”).

In the Former Accountant’s principal accountant reports on the registrant’s financial statements for each of the past two years, no adverse opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Registrant’s principal accountant report on the registrant’s financial statements for the years-ended November 30, 2006 and 2005, as reported in the registrant’s Form 10-KSB filed with the Securities and Exchange Commission on February 28, 2007, contained a disclaimer paragraph concerning uncertainty as to the registrant’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. No other reports in each of the last two years contained a disclaimer of opinion or were modified as to uncertainty.

The change in auditor was recommended and approved by the registrant’s Board of Directors.

During the fiscal year ended November 30, 2006 and any interim period preceding such dismissal, the registrant is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

The registrant is not aware of any reportable events (as defined in Item 304 (a) (1) (B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

The registrant has engaged Manning Elliott LLP, Vancouver, British Columbia (the “New Accountant”), as its new principle independent accountant effective on or about March 1, 2007, to audit our financial records. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either:

The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the registrant that the registrant considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

Any matter that was either the subject of a disagreement or event (as defined in Regulation S-B, Item 304(a)(1)(B)).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from Telford Sadovnick, P.L.L.C. regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXADA VENTURES INC. (Registrant)
Date: March 2, 2007

By: /s/ John Veltheer
_______________________________________

Name: John Veltheer

Title: Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer and Director

(Principal Executive Officer and Principal Accounting Officer)